SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ]    Preliminary Proxy Statement
         [ ]    Confidential, for Use of the Commission Only (as permitted by
                Rule 14a-6(e) (2)
         [X]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or
                ss. 240.14a-12

                               PHOENIX PORTFOLIOS
                               ------------------
                (Name of Registrant as Specified in its Charter)

                              John R. Flores, Esq.
                         c/o The Phoenix Companies, Inc.
                                One American Row
                        Hartford, Connecticut 06102-5056
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

       [X] No fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

           1)  Title of each class of securities to which transaction applies:

           2)  Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           4)  Proposed maximum aggregate value of transaction:

           5)  Total fee paid: ___________

       [ ] Fee paid previously with preliminary materials.
       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1) Amount Previously Paid:
           2) Form, Schedule or Registration No.:
           3) Filing Party:
           4) Date Filed:

                               PHOENIX PORTFOLIOS
                          900 THIRD AVENUE, 31ST FLOOR
                            NEW YORK, NEW YORK 10022


                            ------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 20, 2004


                            ------------------------


To the Shareholders:

    A Special Meeting of Shareholders of Phoenix Portfolios (the "Trust") will be held in the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut, on Friday, February 20, 2004 at 10:00 a.m. for the following purposes:

    (1) To reconstitute the Board of Trustees ("Board") and to elect thirteen trustees to such Board to serve until the next meeting of shareholders at which trustees are elected; and

    (2) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

    The Board has fixed December 22, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

    o Through the Internet at WWW.EPROXYVOTE.COM/EMNAX;

    o By telephone, with a toll-free call to 1-877-779-8683;

    o By mail, with the enclosed proxy card and postage-paid envelope; or

    o In person at the meeting.

    We encourage you to vote via the Internet or by telephone. Please have your proxy card in hand, then go to the above Internet site or call the above telephone number and follow the instructions given there. Use of Internet or telephone voting will reduce the time and costs associated with this proxy solicitation. If you elect to vote using one of these methods, do not return your proxy card unless you later elect to change your vote. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

      PLEASE RESPOND--WE ASK THAT YOU VOTE PROMPTLY IN
      ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER
      SOLICITATION.  YOUR VOTE IS IMPORTANT.


                                          By Order of the Board of Trustees,



                                          MARC BALTUCH, Secretary

New York, New York
January 7, 2004

                               PHOENIX PORTFOLIOS
                          900 THIRD AVENUE, 31ST FLOOR
                            NEW YORK, NEW YORK 10022

                            ------------------------

                                 PROXY STATEMENT
                        A SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 20, 2004

                            ------------------------

    The enclosed proxy is solicited by the Board of Trustees of Phoenix Portfolios (the "Trust") for use at the Special Meeting of Shareholders to be held on Friday, February 20, 2004, and at any adjournment thereof. Shareholders of record at the close of business on December 22, 2003 ("Shareholders") are entitled to notice of and to vote at the meeting or any adjourned session. On that date, there were issued and outstanding 6,000,128.898 Class A shares, 1,400,604.642 Class B shares and 2,676,445.119 Class C shares, no par value per share, of the Trust (the "Shares"). Each Shareholder will be entitled to one vote for each dollar of net asset value of Shares held as of the Record Date and a proportional fractional vote for each fractional dollar value.

    All Shares will be voted in accordance with the specifications on duly executed proxies for such Shares. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, the proposal, the Shares represented by the proxy will be voted in favor of the proposal. Any Shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Trust a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

    In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Trust may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special, personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Trust for their reasonable expenses in sending proxy material to beneficial owners of Trust shares. D. F. King & Co., Inc., a proxy solicitation firm, has been engaged by the Trust to act as solicitor and will receive fees estimated at $1,000, plus reimbursement of out-of-pocket expenses. The cost of solicitation of proxies will be borne by the Phoenix Investment Partners, Ltd.

    In the event that sufficient votes in favor of the proposal set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the proposal. Any such adjournment or postponement will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.

    If a Shareholder abstains from voting as to any matter, then the Shares held by such Shareholder shall be deemed present at the meeting for purposes of determining a quorum, but shall not be included for purposes of calculating the vote with respect to such matter, and shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the Shares covered by such non-vote proxy shall be deemed present at the meeting for all purposes except for the purpose of calculating the vote with respect to such matter.

    As used in this Proxy Statement, the term "interested person" has the meaning provided therefore in the Investment Company Act of 1940, as amended (the "1940 Act").

    As of December 22, 2003 (the "Record Date"), the number of shares of the Trust outstanding and the number of whole votes represented by those shares were:

                                           SHARES                 VOTES
              FUND                      OUTSTANDING            REPRESENTED
              ----                      -----------            -----------
Phoenix Market Neutral Fund           10,077,178.659           111,245,312

    At December 18, 2003, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Trust or of any class thereof. Appendix 1 shows the whole votes represented of the Trust owned by all persons known by the Trust to own more than 5% of the Trust or of any class thereof, as of December 18, 2003.

    This Proxy Statement and the enclosed form of proxy are first being mailed to Shareholders on or about January 5, 2004. A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDERS UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 56 PROSPECT STREET, P. O. BOX 150480, HARTFORD, CT 06115-0480 OR CALL, TOLL FREE, AT (800) 243-4361.

                                 PROPOSAL NO. 1

                      TO RECONSTITUTE THE BOARD OF TRUSTEES
                  AND TO ELECT THIRTEEN TRUSTEES TO SUCH BOARD

    At a special meeting of the Board of Trustees of Phoenix Portfolios (the "Portfolios Board") on November 12, 2003, the independent Trustees (trustees who are not interested persons of the Trust) considered a proposal by management to consolidate the oversight of the Phoenix Portfolios under a new Board of Trustees consisting of all of the members of the Board of Trustees of the Phoenix Funds (the "Phoenix Funds Board") and two members of the current Portfolios Board (collectively, the "Reconstituted Board"). The Phoenix Funds Board oversees more than 20 mutual funds managed by advisory affiliates of Phoenix Investment Partners, Ltd. ("PXP"). The Trust's advisor, Euclid Advisors LLC ("Euclid Advisors"), is an advisory affiliate of PXP.

    Since the early 1990's, PXP has acquired a number of investment advisors, including Euclid Advisors, and in connection therewith, assumed management of a variety of mutual fund complexes. PXP has worked to consolidate the board functions associated with each acquired fund complex. In March 1999, PXP acquired the advisors to the Zweig family of mutual funds, which included Euclid Advisors and Phoenix/Zweig Advisers LLC ("PZA"). The Portfolios Board also oversees other funds managed by PZA. The Portfolios Board has approved a proposal whereby three other mutual funds managed by PZA will be reorganized with and into three mutual funds managed by other PXP advisory affiliates and overseen by the Phoenix Funds Board, leaving only one fund, Phoenix Market Neutral Fund of Phoenix Portfolios, to be overseen by the Portfolios Board.

    Consolidation under the Reconstituted Board would reduce expenses to shareholders associated with maintaining the Portfolios Board as a separate board of trustees. Consolidation will reduce the administrative efforts in having to coordinate and oversee separate board meetings and permit oversight of the Phoenix Market Neutral Fund by a common board. An additional factor considered by the Portfolios Board was that two members of the Portfolios Board,
S. Leland Dill and Donald R. Romans, who are on the proposed slate for election at this meeting, were being considered for election to the Phoenix Funds Board, thereby ensuring consistent involvement by those Trustees on a board that will continue to oversee funds surviving after the above-described reorganizations. Subsequently, at a meeting of the Phoenix Funds Board on November 19, 2003, Messrs. Dill and Romans were nominated to be appointed to the Phoenix Funds Board for a two year term commencing on the successful completion of said reorganizations. Accordingly, the Portfolios Board determined that it would be beneficial for shareholders if they were to resign in favor of the proposed slate of Nominees upon their election to the Reconstituted Board by shareholders.

    The independent Trustees have approved fixing the number of trustees at thirteen and have nominated the eleven Phoenix Funds Board members and Messrs. Dill and Romans as candidates to fill the trustees' positions on the Reconstituted Board (the "Nominees"). The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as trustees of the Nominees named below. The Portfolios Board recommends that the shareholders reconstitute the board of trustees and elect the persons whom they have nominated for election.

    Each of the Nominees has agreed to serve as a trustee if elected. If, at the time of the meeting, any Nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their death, resignation, removal or retirement, or the next meeting of shareholders at which trustees are elected and the selection and qualification of their successors, except that Messrs. Dill and Romans will hold office until the earlier of the expiration of two years following their election or their death, resignation, removal or retirement, or the next meeting of shareholders at which trustees are elected and the selection and qualification of their successors. Each of the Nominees named below, other than Messrs. Dill and Romans who are standing for reelection, and Mr. McLoughlin, who is also the President of the Trust, were recommended for consideration by Mr. McLoughlin in connection with management's proposal to consolidate oversight of the Phoenix Portfolios under the larger Phoenix Funds Board. Executive officers were elected by the Board of Trustees and were confirmed on September 18, 2002. Each officer will hold office until the first meeting of the Board of Trustees following this special meeting of shareholders or until their successors are chosen and qualified.

     The following table sets forth the names, ages, principal occupations and other information relating to the Nominees. There is no stated term of office for trustees of the Trust, except that Messrs. Dill and Romans have been nominated for a period of two years following their election.

                                               INDEPENDENT NOMINEES

                          POSITION WITH        NUMBER OF
                            THE TRUST        PORTFOLIOS IN
     NAME, ADDRESS,       AND LENGTH OF       FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
   AND DATE OF BIRTH       TIME SERVED    OVERSEEN BY TRUSTEE    DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
   -----------------       -----------    -------------------    -----------------------------------------------------------

E. Virgil Conway             Nominee           36           Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001.
Rittenhouse Advisors, LLC                                   Trustee/Director, Realty Foundation of New York (1972-present), Josiah
101 Park Avenue                                             Macy, Jr., Foundation (1975-present), Pace University (1978-
New York, NY 10178                                          present), New York Housing Partnership Development Corp.
DOB: 8/2/29                                                 (Chairman) (1981-present), Greater New York Councils, Boy Scouts of
                                                            America (1985-present), The Academy of Political Science (Vice
                                                            Chairman) (1985-present), Urstadt Biddle Property Corp. (1989-present).
                                                            Trustee, Phoenix Funds Complex (1988-present). Chairman, Metropolitan
                                                            Transportation Authority (1992-2001). Director, Trism, Inc. (1994-
                                                            2001), Consolidated Edison Company of New York, Atlantic Mutual
                                                            Insurance Company (1974-2002), Centennial Insurance Company
                                                            (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie Mac
                                                            Mortgage Securities Fund (Advisory Director) (1990-2000), Accuhealth
                                                            (1994-2002), The Harlem Youth Development Foundation (1998- 2002).

                          POSITION WITH        NUMBER OF
                            THE TRUST        PORTFOLIOS IN
     NAME, ADDRESS,       AND LENGTH OF       FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
   AND DATE OF BIRTH       TIME SERVED    OVERSEEN BY TRUSTEE    DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
   -----------------       -----------    -------------------    -----------------------------------------------------------

Harry Dalzell-Payne          Nominee           36           Currently retired. Trustee/Director, Phoenix Funds Complex (1988-
The Flat, Elmore Court                                      present).
Elmore, GL05, GL2 3NT
U.K.
DOB: 8/9/29

S. Leland Dill               Nominee;          4            Currently retired. Trustee, Phoenix Trust (1989-present). Trustee,
7721 Blue Heron Way         currently                       Scudder Investments (33 portfolios) (1986-present). Director, Coutts &
West Palm Beach, FL          Trustee                        Co. Trust Holdings Limited (1991-1999), Coutts & Co. Group (1944-1999)
33412                      (since 1998)                     and Coutts & Co. International (USA) (private banking) (1992-2000).
DOB: 3/28/30


Francis E. Jeffries          Nominee           29           Director, The Empire District Electric Company (1984-present).
8477 Bay Colony Dr. #902                                    Trustee/Director, Phoenix Funds Complex (1995-present). Director (1989-
Naples, FL 34108                                            1997), Chairman of the Board (1993-1997), Phoenix Investment Partners,
DOB: 9/23/30                                                Ltd.

                          POSITION WITH        NUMBER OF
                            THE TRUST        PORTFOLIOS IN
     NAME, ADDRESS,       AND LENGTH OF       FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
   AND DATE OF BIRTH       TIME SERVED    OVERSEEN BY TRUSTEE    DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
   -----------------       -----------    -------------------    -----------------------------------------------------------

Leroy Keith, Jr.             Nominee           26           Partner, Stonington Partners, Inc. (private equity fund) since 2001.
Stonington Partners, Inc.                                   Director/Trustee, Evergreen Funds (six portfolios). Trustee/Director,
736 Market Street,                                          Phoenix Funds Complex (1980-present). Chairman (1995 to 2000) and
Ste. 1430                                                   Chief Executive Officer (1995-1998), Carson Products Company
Chattanooga, TN 37402                                       (cosmetics).
DOB: 2/14/39


Geraldine M. McNamara        Nominee           36           Managing Director, U.S. Trust Company of New York (private bank)
U.S. Trust Company of                                       (1982-present). Trustee/Director, Phoenix Funds Complex (2001-present).
   New York
11 West 54th Street
New York, NY 10019
DOB: 4/17/51

Everett L. Morris            Nominee           36           Currently retired. Trustee/Director, Phoenix Funds Complex (1995-
164 Laird Road                                              present). Vice President, W.H. Reaves and Company (investment
Colts Neck, NJ 07722                                        management) (1993-2003).
DOB: 5/26/28


Donald B. Romans             Nominee;          4            President, Romans & Company (private investors and financial
39 S. Sheridan Road         currently                       consultants) (1987-present). Trustee, Phoenix Trust (1985-present).
Lake Forest, IL 60045        Trustee                        Trustee, Burnham Investors Trust (5 portfolios) (1967-present).
DOB: 4/22/31               (since 1998)

                          POSITION WITH        NUMBER OF
                            THE TRUST        PORTFOLIOS IN
     NAME, ADDRESS,       AND LENGTH OF       FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
   AND DATE OF BIRTH       TIME SERVED    OVERSEEN BY TRUSTEE    DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
   -----------------       -----------    -------------------    -----------------------------------------------------------

Richard E. Segerson          Nominee           26           Managing Director, Northway Management Company (1998-present).
Northway Management                                         Trustee/Director, Phoenix Funds Complex (1988-present). Managing
   Company                                                  Director, Mullin Associates (1993-1998).
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46


Lowell P. Weicker, Jr.       Nominee           26           Director, UST, Inc. (1995-present), HPSC Inc. (1995-present), Compuware
200 Duke Street                                             (1996-present) and WWF, Inc. (2000-present). President, The Trust for
Alexandria, VA 22314                                        America's Health (non-profit) (2001-present). Trustee/Director, Phoenix
DOB: 5/16/31                                                Funds Complex (1995-present). Director, Duty Free International, Inc.
                                                            (1997-1998).

                                                 INTERESTED NOMINEES

                          POSITION WITH        NUMBER OF
                            THE TRUST        PORTFOLIOS IN
     NAME, ADDRESS,       AND LENGTH OF       FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
   AND DATE OF BIRTH       TIME SERVED    OVERSEEN BY TRUSTEE    DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
   -----------------       -----------    -------------------    -----------------------------------------------------------

*Marilyn E. LaMarche         Nominee           29           Limited Managing Director, Lazard Freres & Co. LLC (1983-present).
Lazard Freres & Co. LLC                                     Director, The Phoenix Companies, Inc. (2001-present) and Phoenix Life
30 Rockefeller Plaza,                                       Insurance Company (1989-present). Trustee/Director, Phoenix Funds
59th Floor                                                  Complex (2002-present).
New York, NY 10020
DOB: 5/11/34

  *Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her position as Director of The Phoenix
   Companies, Inc. and Phoenix Life Insurance Company.

                          POSITION WITH        NUMBER OF
                            THE TRUST        PORTFOLIOS IN
     NAME, ADDRESS,       AND LENGTH OF       FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
   AND DATE OF BIRTH       TIME SERVED    OVERSEEN BY TRUSTEE    DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
   -----------------       -----------    -------------------    -----------------------------------------------------------

**Philip R. McLoughlin       Nominee;          79           Consultant, Phoenix Investment Partners Ltd. (2002-present).
DOB: 10/23/46               currently                       Trustee/Director, Phoenix Funds Complex (1989-present). Director,
Chairman                     Trustee                        PXRE Corporation (Delaware) (1985-present), World Trust Fund
                           (since 2000)                     (1991-present). Chairman (1997-2002), Director (1995-2002), Vice
                                                            Chairman (1995-1997) and Chief Executive Officer (1995-2002), Phoenix
                                                            Investment Partners, Ltd. Director and Executive Vice President, The
                                                            Phoenix Companies, Inc. (2000-2002). Director (1994- 2002) and Executive
                                                            Vice President, Investments (1987-2002), Phoenix Life Insurance Company.
                                                            Director (1983-2002) and Chairman (1995- 2002), Phoenix Investment
                                                            Counsel, Inc. Director (1982-2002) and President (1990-2000), Phoenix
                                                            Equity Planning Corporation. Chairman and President, Phoenix/Zweig
                                                            Advisers LLC (2001-2002). Director (2001-2002) and President (April
                                                            2002-September 2002), Phoenix Investment Management Company. Director
                                                            and Executive Vice President, Phoenix Life and Annuity Company (1996-
                                                            2002). Director (1995-2000) and Executive Vice President (1994-2002),
                                                            PHL Variable Insurance Company. Director, Phoenix National Trust Holding
                                                            Company (2001-2002). Director (1985-2002) and Vice President (1986-
                                                            2002), PM Holdings, Inc. Director, WS Griffith Associates, Inc. (1995-
                                                            2002). Director (1992-2002) and President (1993-1994), WS Griffith
                                                            Securities, Inc.


 **Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his relationship with Phoenix Investment
   Partners, Ltd. and its affiliates.

                          POSITION WITH        NUMBER OF
                            THE TRUST        PORTFOLIOS IN
     NAME, ADDRESS,       AND LENGTH OF       FUND COMPLEX                        PRINCIPAL OCCUPATION(S)
   AND DATE OF BIRTH       TIME SERVED    OVERSEEN BY TRUSTEE    DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
   -----------------       -----------    -------------------    -----------------------------------------------------------

*** James M. Oates           Nominee           31           Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets,
Hudson Castle Group, Inc.                                   Inc.) (financial services) (1997-present). Managing Director, Wydown
120 White Plains Road                                       Group (consulting firm) (1994-present). Director, Investors Financial
Terrytown, NY 10591                                         Service Corporation (1995-present), Investors Bank & Trust Corporation
DOB: 5/31/46                                                (1995-present), Plymouth Rubber Co. (1995-present), Stifel Financial
                                                            (1996-present), Connecticut River Bank (1998-present), New Hampshire
                                                            Charitable Foundation (2001-present), Trust Co. of New Hampshire
                                                            (2002-present). Director and Treasurer, Endowment for Health, Inc.
                                                            (2000-present). Chairman, Emerson Investment Management, Inc.
                                                            (2000-present). Trustee/Director, Phoenix Funds Complex (1987-present).
                                                            Vice Chairman, Massachusetts Housing Partnership (1998-1999). Director,
                                                            Blue Cross and Blue Shield of New Hampshire (1994-1999), AIB Govett
                                                            Funds (1991-2000), Command Systems, Inc. (1998- 2000), Phoenix
                                                            Investment Partners, Ltd. (1995-2001), 1Mind, Inc. (1999-2001),
                                                            1Mind.com (2000- 2002).

***Mr. Oates is being treated as an Interested Nominee due to certain relationships existing among Mr. Oates, Hudson Castle Group,
   Inc. and The Phoenix Companies, Inc. and certain of its affiliates.

RELATIONSHIPS OF CERTAIN NOMINEES
     No independent Nominee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Trusts' advisor, the principal underwriter of the Trust, Phoenix Equity Planning Corporation, or any entity controlling, controlled by or under common control with Euclid Advisors or Phoenix Equity Planning Corporation (not including registered investment companies).

NOMINEE OWNERSHIP OF EQUITY SECURITIES
     Set forth below for each Nominee is a dollar range of equity securities of the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Nominee that are in the same family of investment companies as the Trust, as of June 30, 2003.

                                                     AGGREGATE DOLLAR RANGE OF
                                                     NOMINEE OWNERSHIP IN ALL
                                DOLLAR RANGE OF    FUNDS OVERSEEN BY NOMINEE IN
                               EQUITY SECURITIES       FAMILY OF INVESTMENT
      NAME OF NOMINEE            OF THE TRUST                COMPANIES
      ---------------            ------------      -----------------------------
E. Virgil Conway                     None                   $1- $10,000
Harry Dalzell-Payne                  None                      None
S. Leland Dill                       None                      None
Francis E. Jeffries                  None                  Over $100,000
Leroy Keith, Jr.                     None                      None
Marilyn E. LaMarche                  None                      None
Philip R. McLoughlin                 None                  Over $100,000
Geraldine M. McNamara                None                      None
Everett L. Morris                    None                  Over $100,000
James M. Oates                 $50,001-$100,000            Over $100,000
Donald E. Romans                     None                  Over $100,000
Richard E. Segerson                  None                  Over $100,000
Lowell P. Weicker, Jr.               None                      None

COMPENSATION OF CURRENT TRUSTEES
     During the Trust's fiscal year ended October 31, 2003, the Nominees, except for Messrs. Dill and Romans, received no compensation from the Trust; however, the current Trustees received the following compensation:

                                            PENSION OR       TOTAL COMPENSATION
                                            RETIREMENT       FROM TRUST AND FUND
                           AGGREGATE     BENEFITS ACCRUED      COMPLEX PAID TO
                         COMPENSATION    AS PART OF TRUST          TRUSTEES
       NAME               FROM TRUST         EXPENSES*            (2 TRUSTS)
       ----               ----------         --------             ----------
 James Balog                $5,500             None                $26,000
 Claire B. Benenson         $5,500             None                $26,000
 S. Leland Dill             $5,500             None                $26,000
 Philip R. McLoughlin           $0             None                     $0
 Donald B. Romans           $5,500             None                $26,000

*The Trust does not maintain pension or retirement plans.

     For services rendered to the Trust during the fiscal year ended October 31, 2003, persons serving as Trustees during that period received an aggregate of $22,000 from the Trust as Trustees' fees. Each Trustee who is not currently an interested person of Euclid Advisors, or of any of its affiliates, is entitled to an annual retainer of $2,500 and a fee of $750 for each Board meeting attended ($250 for each telephonic meeting). The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the advisor who are interested persons are compensated by the advisor, or an affiliate of the advisor, and receive no compensation from the Trust.

CURRENT BOARD COMMITTEES AND MEETINGS
    The Portfolios Board has established an Audit Committee. The Committee reviews the Trust's financial reporting procedures, their system of internal control and the independent audit process. The Committee also reviews the Trust's procedures for monitoring compliance with investment restrictions, applicable laws and regulations and the Code of Ethics. The members of the Audit Committee of the Trust include all the independent Trustees. The Audit Committee currently consists of James Balog, Claire B. Benenson, S. Leland Dill and Donald
B. Romans.

    The Portfolios Board held four meetings and the Audit Committee held two meetings during the fiscal year ended October 31, 2003. Each Trustee was present for at least 75% of the total number of meetings of the Board, or of the Board and Audit Committee, if applicable.

    The Portfolios Board has not established a formal Nominating Committee. Currently, all of the independent Trustees participate in the process of identifying, evaluating and ultimately selecting nominees for election to the Board. Four of the five current Trustees are independent Trustees; they are:
James Balog, Claire B. Benenson, S. Leland Dill and Donald B. Romans. Since the independent Trustees are already a small, workable group, the Board feels that appointment of a formal nominating committee is not necessary under these circumstances. The independent Trustees have not adopted a formal nominating committee charter.

    The independent Trustees have not established a formal policy regarding consideration of any trustee candidates recommended by shareholders, but will consider any such candidate as the independent Trustees currently consider candidate recommendations from a variety of sources. Shareholders wishing to submit candidate recommendations for future consideration should send a letter to any of the independent Trustees, including all relevant information pertaining to the candidate, at the address of the Trust. Such communication will be reviewed by the independent Trustees and, accordingly, the independent Trustees do not believe that a more formal policy is necessary at this time.

    The independent Trustees have not set out specific, minimum qualifications that must be met by a candidate for consideration for a position on the Board. In evaluating and nominating candidates, including candidates recommended by shareholders, the independent Trustees consider such factors as (a) the knowledge and expertise of the candidates in terms of such matters as, but not limited to, mutual fund governance, relevant laws and fund policies, and evidence of sound business judgment obtained through experience (not necessarily with mutual funds) dealing with regulatory, management, technical or financial issues; (b) the "independence" of the candidates with regard to the 1940 Act, as well as any actual or perceived affiliations or relationships with Management;
(c) their perceived ability to effectively and appropriately contribute to the ongoing functions of the Board, including, without limitation, their work ethic, personal integrity, ability to attend meetings and their ability to add unique, specific or otherwise valuable viewpoints; (d) whether or not any other more qualified candidates have come forward expressing an interest to serve as trustees; (e) the compatibility of any possible recommendation in terms of existing board composition and anticipated transitions; and (f) such other factors as the independent Trustees deem relevant.

    The Portfolios Board has not established a formal process for shareholders to send communications to the Board. The Board believes that those communications sent to the address of the Trust and addressed to the Board will be sent to the Board. This being the case, the Board does not believe that a formal process is necessary at this time.

     It is anticipated that the Reconstituted Board, at its first meeting following election, will establish a Nominating Committee composed entirely of independent trustees and will adopt a Nominating Committee Charter, as is the practice with other of the funds overseen by the Phoenix Funds Board. The Phoenix Funds Nominating Committee has not established a formal policy regarding consideration of any trustee candidates recommended by shareholders, but would consider any such candidate as the Phoenix Funds Nominating Committee currently considers candidate recommendations from a variety of sources. The Phoenix Funds Board has not established a formal process for shareholders to send communications to the Board.

EXECUTIVE OFFICERS
     The following table sets forth certain information about the Executive Officers of the Trust. The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480.


                                                        EXECUTIVE OFFICERS

                             POSITION WITH THE
 NAME, DATE OF BIRTH         TRUST AND LENGTH                             PRINCIPAL OCCUPATIONS DURING
     AND ADDRESS              OF TIME SERVED                                   THE LAST FIVE YEARS
     -----------              --------------                                   -------------------

Philip R. McLoughlin         Trustee, Chairman        Consultant, Phoenix Investment Partners Ltd. (2002-present). Trustee/Director,
DOB: 10/23/46                and Chief Executive      Phoenix Funds Complex (1989-present). Director, PXRE Corporation (Delaware)
                             Officer since 2000;      (1985-present), World Trust Fund (1991-present). Chairman (1997-2002),
                             President since 2002.    Director (1995-2002), Vice Chairman (1995-1997) and Chief Executive Officer
                                                      (1995-2002), Phoenix Investment Partners, Ltd. Director and Executive Vice
                                                      President, The Phoenix Companies, Inc. (2000-2002). Director (1994-2002) and
                                                      Executive Vice President, Investments (1987-2002), Phoenix Life Insurance
                                                      Company. Director (1983-2002) and Chairman (1995-2002), Phoenix Investment
                                                      Counsel, Inc. Director (1982-2002) and President (1990-2000), Phoenix Equity
                                                      Planning Corporation. Chairman and President, Phoenix/Zweig Advisers LLC
                                                      (2001-2002). Director (2001-2002) and President (April 2002-September
                                                      2002), Phoenix Investment Management Company. Director and Executive Vice
                                                      President, Phoenix Life and Annuity Company (1996-2002). Director
                                                      (1995-2000) and Executive Vice President (1994-2002), PHL Variable Insurance
                                                      Company. Director, Phoenix National Trust Holding Company (2001-2002).
                                                      Director (1985-2002) and Vice President (1986-2002), PM Holdings, Inc.
                                                      Director, WS Griffith Associates, Inc. (1995-2002). Director (1992-2002)
                                                      and President (1993-1994), WS Griffith Securities, Inc.


                                                        EXECUTIVE OFFICERS (CONTINUED)

                             POSITION WITH THE
 NAME, DATE OF BIRTH         TRUST AND LENGTH                             PRINCIPAL OCCUPATIONS DURING
     AND ADDRESS              OF TIME SERVED                                   THE LAST FIVE YEARS
     -----------              --------------                                   -------------------
William R. Moyer             Executive Vice           Executive Vice President (1999-present), Senior Vice President (1995-1999)
DOB:  8/16/44                President since          and Chief Financial Officer (1999-present), Phoenix Investment Partners, Ltd.
                             1999.                    Director (1998-present), Executive Vice President, Chief Financial Officer and Treasurer (2000-present), Senior Vice President and Chief Financial
                                                      Officer (1996-2000), Phoenix Equity Planning Corporation. Director
                                                      (1998-present), Senior Vice President, Chief Financial Officer and Treasurer
                                                      (1996-present), Phoenix Investment Counsel, Inc. Director (2000-present),
                                                      Executive Vice President (2002-present), Senior Vice President (2000-2002)
                                                      and Treasurer (1996-present), Duff & Phelps Investment Management Co.
                                                      Executive Vice President, Phoenix Fund Complex (1990-present).


John F. Sharry               Executive Vice           Executive Vice President, Phoenix Investment Partners, Ltd. (1998-present).
DOB:  3/28/52                President since          President, Private Client Group, Phoenix Equity Planning Corporation
                             1999.                    (2000-present). Executive Vice President, Phoenix Fund Complex (1998-present).


Marc Baltuch                 Secretary since          Director and President, Watermark Securities, Inc. (1990-present). First Vice
900 Third Avenue             1998.                    President, Chief Compliance Officer and Secretary, PXP Securities Corp.
New York, NY 10022                                    (1989-1999). First Vice President, Zweig/Glaser Advisers LLC and
DOB:  9/25/45                                         Euclid Advisors LLC (1989-1999).




                                                        EXECUTIVE OFFICERS (CONTINUED)

                             POSITION WITH THE
 NAME, DATE OF BIRTH         TRUST AND LENGTH                             PRINCIPAL OCCUPATIONS DURING
     AND ADDRESS              OF TIME SERVED                                   THE LAST FIVE YEARS
     -----------              --------------                                   -------------------
Nancy G. Curtiss             Treasurer since          Vice President, Fund Accounting (1994-present) and Treasurer (1996-2000),
DOB:  11/24/52               1999.                    Phoenix Equity Planning Corporation. Treasurer, Phoenix Fund Complex
                                                      (1994-present).

VOTING REQUIREMENTS
     The thirteen nominees receiving the highest number of votes will be elected, provided that at least 33-1/3% of the Trust's outstanding voting securities are present at the meeting, in person or by proxy.

                THE TRUSTEES RECOMMEND A VOTE "FOR" THE ELECTION
                          OF THE NOMINEES FOR TRUSTEES

                         INVESTMENT ADVISOR, UNDERWRITER
                                AND ADMINISTRATOR

     Euclid Advisors LLC, 900 Third Avenue, 31st Floor, New York, New York 10022 is the Trust's investment advisor.

     Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, serves as the Trust's underwriter and financial agent/administrator.

                              INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP ("PwC"), the Trust's independent auditors for the 2003 fiscal year, has been retained by the Portfolios Board to be the Trust's independent auditors for the fiscal year ending October 31, 2004. Representatives of PwC are not expected to be present at the Special Meeting of Shareholders, but have been given the opportunity to make a statement if they so desire and will be available by telephone during the meeting to respond to appropriate questions.

     The SEC's auditor independence rules require the Audit Committee of the Trust to pre-approve (a) all audit and permissible non-audit services provided by the Trust's independent accountants directly to the Trust and (b) those permissible non-audit services provided by the Trust's independent auditors to the Trust's investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Trust (the "Affiliated Service Providers"), if the services relate directly to the operations and financial reporting of the Trust.

     The aggregate fees billed by PwC for the indicated services rendered to the Trust for the last two fiscal years were:

FISCAL YEAR ENDED                    AUDIT-
   OCTOBER 31       AUDIT FEES   RELATED FEES(1)   TAX FEES(2)   ALL OTHER FEES
-----------------   ----------   ---------------   -----------   --------------
      2002           $33,503          $0             $5,400            $0
      2003           $33,534          $0             $6,200            $0

---------------

(1) "Audit-Related Fees" are those related to performance of the audit and review of the Trust's financial statements not disclosed under "Audit Fees."

(2) "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statements, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

     None of the hours expended by PwC on the audit of the Trust's financial statement for the fiscal year ended October 31, 2003 were attributed to work performed by individuals other than PwC full-time, permanent employees.

     The aggregate non-audit fees billed by PwC to PIC and other Affiliated Services Providers for the Trust's last two fiscal years were:


FISCAL YEAR ENDED         AUDIT-
   OCTOBER 31         RELATED FEES(1)        TAX FEES(2)     ALL OTHER FEES(3)
---------------   ----------------------  -----------------  -----------------
        2002             $12,000                $0              $249,000
        2003             $12,000                $0                 $0

---------------
(1) "Audit-Related Fees" are those related to performance of a review of the transfer agent operations of Phoenix Equity Planning Corporation, the Trust's transfer agent.

(2) "Tax Fees" are those primarily associated with consultations on tax matters and tax compliance services.

(3) "All Other Fees" were those related to non-financial information system consulting services.

     The Portfolio Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Trust on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Trust and those non-audit services provided to the Trust's Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval"). The Audit Committee has determined that Mr. Leland Dill, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Dill determines that the full board should review the request, he has the opportunity to convene a meeting of the Portfolios Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. There were no services requested that required pre-approval for the Trust.

     The non-audit services provided to PIC and other Affiliated Service Providers were not preapproved under the Trust's current pre-approval policy as such services were contracted or rendered prior to implementation of the SEC's auditor independence rules. The Audit Committee of the Trust has considered and determined that the provision of non-audit services provided to PIC and other Affiliated Service Providers that were not pre-approved in accordance with the Trust's pre-approval policy is compatible with PwC's independence. In accordance with Independence Standards Board No. 1, PwC, the independent auditors for the Trust's most recently completed fiscal year, has confirmed to the Audit Committee that it is independent with respect to the Trust.

                             ADDITIONAL INFORMATION

OTHER MATTERS
     As of the date of this Proxy Statement, the Trust's management knows of no other matters to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS
     The Trust is not required and does not intend to hold annual meetings of shareholders. The next meeting of shareholders will be held at such time as may be determined by the Trustees or legally required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing so that it is received by the Trust within a reasonable time before the solicitation for such meeting is made and must satisfy all other legal requirements.

     All shareholders are urged to vote. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                            By Order of the Board of Trustees,




                                            MARC BALTUCH, Secretary


New York, New York
January 7, 2004

                                                                      Appendix 1

                List of Persons Owning of Record or Beneficially
     More than 5% of the Outstanding Shares of Phoenix Market Neutral Fund*

                                      VOTES
                                   REPRESENTED

                                                      VOTES
      NAME AND POSITION HELD           CLASS       REPRESENTED  PERCENT OF CLASS
      ----------------------           -----       -----------  ----------------
MLPF&S for the Sole Benefit of its    Class A       6,866,403        10.25%
   Customers                          Class B       4,581,306        29.70%
Attn:  Fund Administration 977T2      Class C       7,234,817        24.69%
4800 Dear Lake Drive East
Jacksonville, FL 32246-6484

FTC & Co.                             Class A       4,706,689         7.02%
Datalynx
P. O. Box 173736
Denver, CO 80217-3736

Prudential Securities, Inc.           Class A       4,097,802         6.12%
Special Custody Account for the
Exclusive Benefit of Customers-PC
Attn:  Mutual Funds
One New York Plaza
New York, NY 10004-1901

*As of December 18, 2003.

                               PHOENIX PORTFOLIOS
                                900 THIRD AVENUE
                            NEW YORK, NEW YORK 10022

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 20, 2003

                                      PROXY

     The undersigned shareholder of Phoenix Portfolios (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin and Richard J. Wirth, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Trust to be held on February 20, 2003 at the offices of the Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut, and at any and all adjournments thereof, with respect to all shares of the Trust for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions or through the Internet at WWW.EPROXYVOTE.COM/EMNAX and following the instructions given there. Please be sure to have this proxy card in hand when voting either by telephone or Internet. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" the Proposal. If no direction is made for the Proposal, this proxy will be voted "FOR" such Proposal.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                 TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                               "FOR" THE PROPOSAL

                                                                 ACCOUNT NUMBER:

                                                                         SHARES:

                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|

                                              KEEP THIS PORTION FOR YOUR RECORDS
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSAL
1. ELECTION OF TRUSTEES
   To reconstitute the Board of Trustees and              Withhold   For All
elect thirteen Trustees (except as marked to     For     Authority    Except
the contrary below)                              [ ]        [ ]        [ ]

   E. Virgil Conway, Harry Dalzell-Payne,
S. Leland Dill, Francis E. Jeffries,
Leroy Keith, Jr., Marilyn E. LaMarche,
Philip R. McLoughlin, Geraldine M.
McNamara, Everett L. Morris, James M. Oates,
Donald B. Romans, Richard E. Segerson and
Lowell P. Weicker.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

2. TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

------------------------------- ------------- ----------------------------------

------------------------------- ------------- ----------------------------------
Signature                           Date      Signature (Joint Owners)Date
(PLEASE SIGN WITHIN BOX)